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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (date of earliest event reported): May 9, 2003
                         Commission File Number: 0-10634


                             Nevada Chemicals, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                  Utah                                    87-0351702
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     (State or other jurisdiction of                     (IRS Employer
     incorporation or organization)                   Identification No.)


      9149 So. Monroe Plaza Way, Suite B
                 Sandy, Utah                                  84070
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   (Address of Principal Executive Offices)                  (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (801) 984-0228
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                                      N/A
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        (Former name, former address, and formal fiscal year, if changed since last report)



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ITEM 11.  TEMPORARY  SUSPENSION  OF TRADING  UNDER REGISTRANT'S EMPLOYEE BENEFIT
          PLANS

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         The  Registrant  sent  the  following  notice  on  May 9,  2003  to its executive officers and directors:

         Nevada Chemicals, Inc. (the "Company"), previously announced a blackout period for the Nevada Chemicals, Inc. Profit Sharing 401(k) Plan (the "Plan"), in connection with a change in the outside administration and record keeping company for the Plan. Notice of the blackout period was given to the executive officers and directors of the Company and filed with the Securities and Exchange Commission in a report on Form 8-K dated February 26, 2003. The Plan's blackout period was expected to last from March 28, 2003 through May 26, 2003. However, the change in the Plan's administrator has been completed and participants in the Plan may now change the investment of their Plan account balances or take Plan loans or distributions. The Plan administrator has mailed information and personal identification numbers to the participants to permit them to access their accounts electronically. To permit time to assure that participants have an opportunity to receive this information and access their accounts, the blackout period will end May 14, 2003.

         If you have questions regarding termination of the blackout period, please contact me at 9149 South Monroe Plaza Way, Suite B, Sandy, Utah 84070 (telephone number 801-984-0228).



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                                  SIGNATURES

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         Pursuant to the  requirements  of the Securities  Exchange of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 9, 2003                                NEVADA CHEMICALS, INC.


                                                   By  /s/  Dennis P. Gauger
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                                                        Dennis P. Gauger
                                                        (Chief Financial Officer
                                                        Principal Financial and
                                                        Accounting Officer)